EXHIBIT 99.1

RALPH LAUREN CORPORATION NAMES PATRICE LOUVET PRESIDENT AND CEO

Louvet Brings Proven Record of Success Leading Major Global Brands

Ralph Lauren Will Continue as Executive Chairman and Chief Creative Officer

NEW YORK (May 17, 2017) -- Ralph Lauren Corporation (NYSE:RL) today announced that Patrice Louvet, one of the most successful executives in the consumer products industry, has been named President and Chief Executive Officer. His appointment will become effective July 17, 2017, at which time he will also be appointed to the Ralph Lauren Corporation Board of Directors. Mr. Louvet will dual report to Ralph Lauren in his capacity as Executive Chairman of the Board and to the Company’s Board of Directors.

Mr. Louvet most recently served as Group President, Global Beauty at Procter & Gamble (P&G), a division of 12 brands with approximately $11.5 billion in revenues in 2016.

Ralph Lauren, Executive Chairman and Chief Creative Officer, said: “Finding the right partner to work with me to take us forward in our evolution has been my primary focus over the last several months and I am thrilled that Patrice is joining our talented team. He’s an enormously skilled business leader with a deep passion for the consumer and a sophisticated understanding of building global brands. This, combined with his collaborative working style, transformation experience and intense focus on results, will put us in a stronger position as we move toward the future.”

Patrice Louvet said: “Ralph is one of the world's greatest fashion icons and someone I have admired for many years, and it's an incredible opportunity to partner with him to continue to build on 50 years of heritage and innovation. The brand holds tremendous potential around the world and I could not be more excited to lead the next phase of development for this great company with Ralph and the team.”

Mr. Louvet is a brand expert with more than 25 years of experience at P&G. Over the course of his career he has overseen several different multi-billion dollar, category-leading brands and has held numerous management and leadership roles in Europe, Asia and North America. Mr. Louvet has a proven track record of improving and growing major global brands and streamlining and refocusing business units, as well as diverse experience working across multiple distribution channels inclusive of e-commerce, wholesale and directly-operated retail. Prior to his current role at P&G, which he has served in since February 2015, Mr. Louvet was Group President, Global Grooming (Gillette). He also previously served as President of P&G’s Global Prestige business where he oversaw a diverse portfolio of 23 fashion brands, including Gucci and Hugo Boss. He currently serves on the board of directors of Bacardi Limited, which he joined in July 2012. He graduated from École supérieure de commerce de Paris and received his MBA from the University of Illinois. Additionally, he served in the French Navy from 1987-1989 as Naval Officer, Admiral Aide de Camp.

The Company will further discuss its Fourth Quarter and Full Year Fiscal 2017 results on its earnings conference call on May 18, 2017 at 9:00 AM Eastern for analysts, investors and other interested parties.

ABOUT RALPH LAUREN CORPORATION

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For 50 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Ralph Lauren Purple Label, Ralph Lauren Collection, Double RL, Polo Ralph Lauren, Polo Ralph Lauren Children's, Ralph Lauren Home, Lauren Ralph Lauren, RLX, American Living, Chaps and Club Monaco, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release and oral statements made from time to time by representatives of the Company contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results, performance or achievements and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; the potential impact to our business and future strategic direction resulting from our transition to a new Chief Executive Officer; our ability to successfully implement our long-term growth strategy, which entails evolving our product, marketing, and shopping experience to increase desirability and relevance, and evolving our operating model to enable sustainable, profitable sales growth by significantly reducing supply chain lead times, improving our sourcing, and executing a disciplined multi-channel distribution and expansion strategy; the impact to our business resulting from investments and other costs incurred in connection with the execution of our long-term growth strategy, including restructuring-related charges, which may be dilutive to our earnings in the short term; our ability to achieve anticipated operating enhancements, sales growth, and/or cost reductions from our restructuring plans; the impact to our business resulting from potential costs and obligations related to the early closure of our stores or termination of our long-term, non-cancellable leases; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and ecommerce platform; our ability to secure our facilities and systems and those of our third-party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, or similar Internet or email events; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products, tariffs, and other trade barriers which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the impact to our business resulting from the United Kingdom's decision to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; changes in our tax obligations and effective tax rates due to a variety of factors, including potential changes in tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; the impact to our business resulting from increases in the costs of raw materials, transportation, and labor; the impact to our business resulting from changes in consumers' ability or preferences to purchase premium lifestyle products that we offer for sale and our ability to forecast consumer demand, which could result in either a build-up or shortage of inventory; our ability to continue to maintain our brand image and reputation and protect our trademarks; the impact of the volatile state of the global economy, stock markets, and other global economic conditions on us, our customers, our suppliers, and our vendors and on our ability and their ability to access sources of liquidity; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; our ability to continue to expand or grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result; changes in the business of, and our relationships with, major department store customers and licensing partners; our intention to introduce new products or enter into or renew alliances and exclusive relationships; our ability to access sources of liquidity to provide for our cash needs, including our debt obligations, payment of dividends, capital expenditures, and potential repurchases of our Class A common stock; our ability to open new retail stores, concession shops, and e-commerce sites in an effort to expand our direct-to-consumer presence; the potential impact to the trading prices of our securities if our Class A common stock share repurchase activity and/or cash dividend payments differ from investors' expectations; our ability to maintain our credit profile and ratings within the financial community; our ability to make certain strategic acquisitions and successfully integrate the acquired businesses into our existing operations; the potential impact on our operations and on our suppliers and customers resulting from natural or man-made disasters; and other risk factors identified in the Company's Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Ralph Lauren Corporation

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rl-press@ralphlauren.com, 212-205-5947
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